NextPlay Technologies, Inc. 8-K

Exhibit 99.1

NextPlay Technologies Enters into Agreement to Acquire AI-Powered Video Game Development Technology from Fighter Base Publishing, Inc

SUNRISE, FL, August 23, 2021 – NextPlay Technologies, Inc. (Nasdaq: NXTP), a digital business ecosystem for digital advertisers, consumers, video gamers and travelers, today announced it has entered into an agreement to acquire from Fighter Base Publishing, Inc (FBP), the assets and AI-powered video game development platform of FBP’s wholly-owned division, Make It Games™.

Make It Games (MIG) enables developers to create video games powered by artificial intelligence (AI). Its technology supports the training of virtual characters to be more lifelike in appearance and behavior. Proprietary AI animation tools help program game or film characters to fully animate themselves, saving as much as 70 percent of the typical time and cost of animation.

Fighter Base Publishing was founded by Mark Vange, NextPlay’s recently appointed chief technology officer. Formerly a chief technology officer at Electronic Arts, Vange has authored over 41 granted patents in the US for innovative technologies that have defined the industry. This acquisition by NextPlay will include pending patents that cover Make it Games’ proprietary AI game development technology.

Tony Harman, Make It Games president, is also expected to join the NextPlay technology team. He had previously helped lead Nintendo America and has numerous game credits that include Donkey Kong Country and Grand Theft Auto.

“We see our AI technology enabling NextPlay to power everything from rapid game and ad creation to advertising optimization, travel recommendation and richer virtual experiences,” said Mr. Harman, “This can mean faster product time-to-market along with higher-margin digital asset monetization and product sales across the NextPlay digital ecosystem. We also believe that licensing the technology to other game and film studios, ad agencies and other content creators could become a significant revenue driver for NextPlay.”

NextPlay co-CEO Nithinan ‘Jessie’ Boonyawattanapisut, commented, “We believe that the addition of Make It Games technology and its leadership will help accelerate our global initiatives and transform NextPlay into a powerhouse in online advertising, interactive digital media, gaming, fintech and travel, and serve as a bridge for us to expand into the metaverse. They are expected to greatly augment our growing global technology group that is focused on developing and implementing innovative consumer-engaging assets across multiple media channels.”

Additional details of the acquisition can be found in NextPlay’s Current Report on Form 8-K filing with the U.S. Securities and Exchange Commission, which is available at sec.gov or the investor relations section at NextPlayTechnologies.com.

About NextPlay Technologies

NextPlay Technologies, Inc. (Nasdaq: NXTP) is a technology solutions company offering gaming, in-game advertising, crypto-banking, connected TV and travel booking services to consumers and corporations within a growing worldwide digital ecosystem. NextPlay’s engaging products and services utilize innovative AdTech, Artificial Intelligence and Fintech solutions to leverage the strengths and channels of our existing and acquired technologies. For more information about NextPlay Technologies, visit NextPlayTechnologies.com. Follow us on Twitter @NextPlayTech and LinkedIn.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, beliefs or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties related to our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; the fact that the COVID-19 pandemic has had, and is expected to continue to have, a significant material adverse impact on the travel industry and our business, operating results and liquidity; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness which are secured by substantially all of our assets and penalties we may incur in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence and voting control over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; our travel business depends substantially on property owners and managers renewing their listings; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our long-term success depends, in part, on our ability to expand our property owner, manager and traveler bases outside of the United States and, as a result, our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving ALR, Internet and e-commerce industries which could harm our operating results; risks associated with the operations of, the business of, and the regulation of our recent acquisitions of Longroot Holding (Thailand) Company Limited (Longroot), HotPlay Enterprise Limited (HotPlay) and NextBank International (formerly IFEB); the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; risks associated with the integration of the operations of HotPlay, Longroot and IFEB, which acquisitions we recently competed; the fact that we may be subject to liability for the activities of our property owners and managers, which could harm our reputation and increase our operating costs; and that we have incurred significant losses to date and require additional capital which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by NextPlay are detailed from time to time in NextPlay’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SOURCE: NextPlay Technologies, Inc

Company Contact:

NextPlay Technologies, Inc.

Richard Marshall

Director of Corporate Development

Tel (954) 888-9779

richard.marshall@nextplaytechnologies.com